AMCOM CORPORATION

                                CONTRACT ADDENDUM
                             IBM 4680 P.O.S. SYSTEM
                              *** REWORK AGREEMENT
                                  MAY 16, 1995

This addendum is made and entered into on the 16th day of May, 1995 by and between AT&T GLOBAL INFORMATION SOLUTIONS and AMCOM CORPORATION. It is intended to revise the rework section of our SUPPORT AGREEMENT dated JULY 1, 1991

DEFINITIONS

AT&T refers to AT&T GLOBAL INFORMATION SOLUTIONS
AMCOM refers to AMCOM CORPORATION
*** refers to the IBM 4680 POS SYSTEM see attachment for complete listing of all parts included in this product.

TERM OF THIS ADDENDUM

The term of this Addendum shall commence ONE WEEK after AT&T GLOBAL INFORMATION SOLUTIONS presents to AMCOM CORPORATION the list of serial numbers desired to be included under this ADDENDUM and shall continue until JULY 31, 1996.

*** PRICE SCHEDULE

AMCOM agrees to provide depot repair/rework services according to the following schedule.

JUNE, 1995                   ***
JULY, 1995                   ***
AUGUST, 1995                 ***
SEPTEMBER, 1995              ***
OCTOBER, 1995                ***
NOVEMBER, 1995               ***
DECEMBER, 1995               ***
JANUARY, 1996                ***
FEBRUARY, 1996               ***
MARCH, 1996                  ***
APRIL, 1996                  ***
MAY, 1996                    ***
JUNE, 1996                   ***
JULY, 1996                   ***

AMCOM CORPORATION further agrees to work with AT&T GLOBAL INFORMATION SOLUTIONS to make additional cost reductions whenever possible.

*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a Confidentiality Treatment Request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended



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PAYMENT

AT&T GLOBAL INFORMATION SOLUTIONS shall make payment to AMCOM CORPORATION on a monthly basis.

REWORK TURN AROUND

It is AMCOM's goal to maintain a 24 - 48 hour turn around time on all repairs. AMCOM shall maintain salable stock, at their expense, to meet this commitment. AT&T shall provide forecasts, usage and demand history to assist AMCOM'S inventory management function.

UNREPAIRABLE PARTS

AMCOM and AT&T shall actively work to eliminate unrepairables. Any unrepairable part AMCOM receives will be maintained in a defective location at AMCOM'S site until AMCOM and AT&T can review and make proper disposition. AMCOM and AT&T shall conduct a monthly review of unrepairable inventory. During each review both parties should be prepared to discuss, quality issues, root causes of unrepairables, cost to make needed repairs and AT&T'S and AMCOM'S need for the inventory.

NEW CUSTOMERS

AT&T's primary customer for this product is ***. It is anticipated AT&T will expand this program to include other customers. AT&T may add new customers to this program at the rate in effect at the time the customer is added. Should this ADDENDUM not be renewed on AUGUST 1, 1996 AMCOM agrees to maintain the *** price in effect on July 3l, 1996 until the each customer's first anniversary in this program.

AMCOM shall enter into discussions with AT&T regarding the continuing development of this program. These discussions may include, but, are not limited to: Help Desk Services, Level I, Level II, and Level II hardware and software support services, other technical services and special pricing when warranted.

Except where otherwise noted this ADDENDUM does not alter or change each party's obligations and responsibilities under our SUPPORT AGREEMENT dated July 1, 1991.

IN WITNESS THEREOF the parties hereto have caused this ADDENDUM to be executed as of the day and year first set forth.

AT&T GLOBAL INFORMATION SOLUTIONS             AMCOM CORPORATION

BY: ______________________________            BY: ______________________________

*** Denotes confidential information that has been omitted from the Exhibit and filed separately, accompanied by a Confidentiality Treatment Request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended

                                       2
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                              DISCLOSURE AGREEMENT


AT&T GLOBAL INFORMATION SOLUTIONS COMPANY ("AT&T") of Dayton, Ohio, and AMCOM CORPORATION of Eden Prairie, Minnesota plan to exchange specific information on a confidential basis. This Agreement sets forth the terms and restrictions which will apply to that information and to other information they exchange.

1. Discloser and Recipient. "Discloser" means both AT&T and AMCOM and "Recipient" means both AT&T and AMCOM.

2. Confidential Information. "Confidential Information" means all information reasonably related to Spare Parts, Spare Parts Repair, and Technical Support of AT&T's Multi-Vendor Customers in the form of trade secrets which the Discloser first discloses to the Recipient between March, 1994, and February, 1997: (i) in documents or other tangible materials clearly marked CONFIDENTIAL or the like, or (ii) orally or in any other intangible form, if at the time of first disclosure the Discloser tells the Recipient that the information is confidential, and within 10 calendar days after that first disclosure the Discloser delivers to the Recipient documents or other tangible materials clearly marked CONFIDENTIAL or the like which disclose or describe that information.

         "Confidential Information" does not include information which: (a) is or becomes publicly known or readily ascertainable by the public through no wrongful act of the Recipient; (b) is independently developed by or for the Recipient; (c) the Recipient receives from a third party, if the Recipient does not know of any restrictions on the disclosure of that information; or (d) the Discloser discloses to a third party without similar restrictions on disclosure.

3. Sole Obligations. For a period of 36 months from the date of last signing of this Agreement below, the Recipient will use reasonable efforts to prevent the disclosure of Confidential information to any other person, unless disclosure is required by law. AT&T may disclose Other Party's Confidential Information to AT&T's affiliates (AT&T's parent corporation, AT&T Corp. and the companies it directly or indirectly owns or controls), if the Confidential Information so disclosed remains subject to this Agreement and AT&T remains liable for any unauthorized disclosures by its affiliates. All materials containing Confidential information delivered by the Discloser under this Agreement are and will remain the Discloser's property; at the Discloser's written request the Recipient must promptly return to the Discloser all those materials and any copies, except a single archival copy.

4. Product Development and Marketing. This Agreement does not: (i) restrict either party from developing new products, improving existing products, or marketing any new, improved, or existing products; or (ii) commit either party to disclose any particular information, or to develop, make, use, buy, sell, or otherwise dispose of any existing or future product or to favor or recommend any product or service of the other party. To be binding, any such restriction or commitment must be in writing and signed by both parties.

5. Other Information Not Confidential Unless Otherwise Agreed; No Patent or Copyright Licenses Implied. This Agreement does not enlarge, diminish, or affect the rights and obligations that either party may have or come to have under any other written agreement signed by both parties, or with respect to any patent or copyright of either party. Except as this Agreement or any such other written agreement specifically provides, there are no restrictions on the use or disclosure of any information exchanged at any time between the parties, in the past or in the future, except restrictions that either party may independently have a right to assert under the patent or copyright laws.

6. Limitation on Actions and Applicable Law. Any claim arising under this Agreement will be barred and unenforceable unless the party asserting it files an action on that claim within one year after that party knew or should have known of the grounds for the claim. New York law (executing its choice of law rules) governs the interpretation and enforcement of this Agreement.

7. Entire Agreement. This is the complete agreement between the parties regarding the confidential treatment of any information exchanged between them and may be changed only by a written agreement.

AMCOM CORPORATION                             AT&T GLOBAL INFORMATION SOLUTIONS
                                              COMPANY

By: ______________________________            By: _____________________________
Title: ___________________________            Title: __________________________
Facility: ________________________            Facility: _______________________
Date: ____________________________            Date: ___________________________